May 6, 2010

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Attn:    Office of Filings, Information & Consumer Services

RE:      GAMCO Global Series Funds, Inc. (the "Company")
         File Nos. 33-66262 and 811-07896


Dear Sir or Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, please accept for filing on behalf of the above-referenced Company, a Prospectus for the Company.

If you have any questions, concerning this filing, you may contact the undersigned at (617) 338-7159.

                                                      Very truly yours,


                                                      /s/ Danielle A. Warren
                                                      Danielle A. Warren
                                                      Regulatory Administration

cc:      B. Alpert
         J. Egan
         L. Lowenbraun
         H. Robichaud
         A. Lonergan

GAMCO
GLOBAL
SERIES
FUNDS,
INC. (THE "COMPANY")

                                       TICKER
FUND                           CLASS   SYMBOL
----                           -----   ------
THE GAMCO GLOBAL
   TELECOMMUNICATIONS FUND      AAA     GABTX
THE GAMCO GLOBAL
   GROWTH FUND                  AAA     GICPX
THE GAMCO GLOBAL
   OPPORTUNITY FUND             AAA     GABOX
THE GAMCO GLOBAL CONVERTIBLE
   SECURITIES FUND              AAA     GAGCX

PROSPECTUS
APRIL 30, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                  (each a "Fund" and collectively, the "Funds")
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com


                            E-MAIL: info@gabelli.com


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY OF THE FUNDS
   GAMCO GLOBAL TELECOMMUNICATIONS FUND ...................................    2
   GAMCO GLOBAL GROWTH FUND ...............................................    7
   GAMCO GLOBAL OPPORTUNITY FUND ..........................................   11
   GAMCO GLOBAL CONVERTIBLE SECURITIES FUND ...............................   16
   OTHER INFORMATION ......................................................   21
INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES
   AND RELATED RISKS ......................................................   21
MANAGEMENT OF THE FUNDS ...................................................   25
INDEX DESCRIPTIONS ........................................................   27
PURCHASE OF SHARES ........................................................   28
REDEMPTION OF SHARES ......................................................   30
EXCHANGE OF SHARES ........................................................   33
PRICING OF FUND SHARES ....................................................   33
DIVIDENDS AND DISTRIBUTIONS ...............................................   34
TAX INFORMATION ...........................................................   35
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   35
FINANCIAL HIGHLIGHTS ......................................................   36

                              SUMMARY OF THE FUNDS


                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                     (THE "GLOBAL TELECOMMUNICATIONS FUND")

                              INVESTMENT OBJECTIVES

The Global Telecommunications Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Telecommunications Fund.

FEES AND EXPENSES OF THE GLOBAL TELECOMMUNICATIONS FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Telecommunications Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ...............................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ..............................   None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................   2.00%
Exchange Fee .........................................................   None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................   1.00%
Distribution and Service (Rule 12b-1) Fees ...........................   0.25%
Other Expenses .......................................................   0.44%
                                                                         ----
Total Annual Fund Operating Expenses .................................   1.69%
                                                                         ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Telecommunications Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Telecommunications Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Telecommunications Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $172      $533      $918     $1,998


                               PORTFOLIO TURNOVER

The Global Telecommunications Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Telecommunications Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Telecommunications Fund's performance. During the most recent fiscal year, the Global Telecommunications Fund's portfolio turnover rate was 4% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Telecommunications Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Global Telecommunications Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Telecommunications Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Telecommunications Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.



The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Telecommunications Fund's share price will fluctuate with changes in the market value of the Global Telecommunications Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Telecommunications Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Telecommunications Fund.

Investing in the Global Telecommunications Fund involves the following risks:


     - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Telecommunications Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Telecommunications Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Telecommunications Fund invests has poor performance or falls out of favor with investors, the Global Telecommunications Fund could underperform the stock market or its peers. The Global Telecommunications Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Telecommunications Fund holds is incorrect, or no event occurs which surfaces value, then the value of that the Global Telecommunications Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Telecommunications Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Telecommunications Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Telecommunications Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Telecommunications Fund may buy.

     - INDUSTRY CONCENTRATION RISK. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

     - INDUSTRY RISK. Certain industries in which the Global Telecommunications Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Telecommunications Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Telecommunications Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Telecommunications Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Telecommunications Fund's expenses which could negatively affect the Global Telecommunications Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Telecommunications Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Telecommunications Fund's net asset value per share ("NAV"), the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Telecommunications Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Telecommunications Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Telecommunications Fund by showing changes in the Global Telecommunications Fund's performance from year to year and by showing how the Global Telecommunications Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Telecommunications Fund's past performance (before and after taxes) does not predict how the Global Telecommunications Fund will perform in the future. Updated information on the Global Telecommunications Fund's results can be obtained by visiting www. gabelli.com.

                         GLOBAL TELECOMMUNICATIONS FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -24.1%
2001   -20.7%
2002   -29.6%
2003    42.7%
2004    23.4%
2005     2.8%
2006    28.9%
2007    18.3%
2008   -40.6%
2009    24.6%


During the years shown in the bar chart, the highest return for a quarter was 26.2% (quarter ended June 30, 2003) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).



              AVERAGE ANNUAL TOTAL RETURNS                  PAST ONE   PAST FIVE   PAST TEN
         (FOR THE YEARS ENDED DECEMBER 31, 2009)              YEAR       YEARS       YEARS
---------------------------------------------------------   --------   ---------   --------
The GAMCO Global Telecommunications Fund
   Class AAA Shares:
   Return Before Taxes ..................................     24.55%      3.02%     (1.43)%
   Return After Taxes on Distributions ..................     24.45%      2.95%     (1.85)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ...........................     16.68%      2.71%     (1.33)%
MSCI AC World Free Index (reflects no deduction for
   fees, expenses or taxes) .............................     35.41%      3.64%      0.89%
MSCI AC World Telecommunications Services Index
   (reflects no deduction for fees, expenses or taxes) ..     17.06%      4.94%       N/A



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Telecommunications Fund.


THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as portfolio manager of the Global Telecommunications Fund since 1993. Sergey Dluzhevskiy, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2006. Evan Miller, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2002.

                   PURCHASE AND SALE OF FUND SHARES, TAXES AND
         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.


                          THE GAMCO GLOBAL GROWTH FUND
                           (THE "GLOBAL GROWTH FUND")

                              INVESTMENT OBJECTIVES

The Global Growth Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Growth Fund.

FEES AND EXPENSES OF THE GLOBAL GROWTH FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Growth Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ...............................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ..............................   None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................   2.00%
Exchange Fee .........................................................   None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................   1.00%
Distribution and Service (Rule 12b-1) Fees ...........................   0.25%
Other Expenses .......................................................   0.72%
                                                                         ----
Total Annual Fund Operating Expenses .................................   1.97%
                                                                         ====


EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $200      $618     $1,062    $2,296

                               PORTFOLIO TURNOVER


The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Growth Fund's performance. During the most recent fiscal year, the Global Growth Fund's portfolio turnover rate was 45% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Global Growth Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. To achieve the Global Growth Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Global Growth Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.



The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE GLOBAL GROWTH FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Growth Fund's share price will fluctuate with changes in the market value of the Global Growth Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Growth Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Growth Fund.

Investing in the Global Growth Fund involves the following risks:


     - MID-CAPITALIZATION RISK. Risk is greater for the securities of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

     - EQUITY RISK. The principal risk of investing in the Global Growth Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Growth Fund invests has poor performance or falls out of favor with investors, the Global Growth Fund could underperform the stock market or its peers. The Global Growth Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Growth Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Growth Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Growth Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Growth Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Growth Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Growth Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Growth Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clear-ance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Growth Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Growth Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Growth Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Growth Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Growth Fund's expenses which could negatively affect the Global Growth Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Growth Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Growth Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Growth Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Growth Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund's performance from year to year and by showing how the Global Growth Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Growth Fund's past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund's results can be obtained by visiting www.gabelli.com.

                            GLOBAL GROWTH FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -37.5%
2001   -24.1%
2002   -24.8%
2003    41.4%
2004     9.4%
2005    13.7%
2006    12.5%
2007    17.7%
2008   -44.2%
2009    42.9%


During the years shown in the bar chart, the highest return for a quarter was 25.6% (quarter ended June 30, 2003) and the lowest return for a quarter was (24.1)% (quarter ended December 31, 2008).

             AVERAGE ANNUAL TOTAL RETURNS                PAST ONE   PAST FIVE   PAST TEN
        (FOR THE YEARS ENDED DECEMBER 31, 2009)            YEAR       YEARS       YEARS
------------------------------------------------------   --------   ---------   --------
The GAMCO Global Growth Fund Class AAA Shares:
   Return Before Taxes ...............................    42.92%      3.74%      (4.03)%
   Return After Taxes on Distributions ...............    42.92%      3.70%      (4.18)%
   Return After Taxes on Distributions and Sale of
      Fund Shares.....................................    27.90%      3.21%      (3.36)%
MSCI AC World Free Index (reflects no deduction
   for fees, expenses or taxes) ......................    35.41%      3.64%       0.89%
Lipper Global Multi-Cap Core Fund Average (reflects no
   deduction for fees, expenses or taxes) ............    31.35%      1.96%       2.94%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Growth Fund.

THE PORTFOLIO MANAGERS. Messrs. Caesar Bryan, SeniorVice President of the Adviser, and Howard Ward, Director--Growth Products of the Adviser have served as portfolio managers of the Global Growth Fund since 1994.

                   PURCHASE AND SALE OF FUND SHARES,TAXES AND
          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.


                       THE GAMCO GLOBAL OPPORTUNITY FUND
                        (THE "GLOBAL OPPORTUNITY FUND")

                              INVESTMENT OBJECTIVES

The Global Opportunity Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Opportunity Fund.

FEES AND EXPENSES OF THE GLOBAL OPPORTUNITY FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Opportunity Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ....................   None
Maximum Deferred Sales Charge (Load) (as a percentage of
   redemption or offering price, whichever is lower) ......   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ...................   None

Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................    2.00%
Exchange Fee .........................................................    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................    1.00%
Distribution and Service (Rule 12b-1) Fees ...........................    0.25%
Other Expenses .......................................................    1.47%
                                                                         -----
Total Annual Fund Operating Expenses(1) ..............................    2.72%
   Fee Waiver and/or Expense Reimbursement(1) ........................   (0.67)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense
   Reimbursement(1) ..................................................    2.05%
                                                                         =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) at no more than an annual rate of 2.00% for Class AAA Shares. This arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $208      $781     $1,380    $3,002


                               PORTFOLIO TURNOVER


The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Opportunity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunity Fund's performance. During the most recent fiscal year, the Global Opportunity Fund's portfolio turnover rate was 8% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Global Opportunity Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.


The Global Opportunity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Opportunity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the

Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                 PRINCIPAL RISKS


YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Opportunity Fund's share price will fluctuate with changes in the market value of the Global Opportunity Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Opportunity Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Opportunity Fund.

Investing in the Global Opportunity Fund involves the following risks:


     - SMALL CAPITALIZATION RISK. Risk is greater for the securities of small-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Opportunity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Opportunity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Opportunity Fund invests has poor performance or falls out of favor with investors, the Global Opportunity Fund could underperform the stock market or its peers. The Global Opportunity Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Opportunity Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Opportunity Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Opportunity Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Opportunity Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Opportunity Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Opportunity Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Opportunity Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Opportunity Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Opportunity Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Opportunity Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Opportunity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Opportunity Fund's expenses which could negatively affect the Global Opportunity Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Opportunity Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Opportunity Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Opportunity Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Opportunity Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Opportunity Fund by showing changes in the Global Opportunity Fund's performance from year to year and by showing how the Global Opportunity Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Opportunity Fund's past performance (before and after taxes) does not predict how the Global Opportunity Fund will perform in the future. Updated information on the Global Opportunity Fund's results can be obtained by visiting www.gabelli.com.

                             GLOBAL OPPORTUNITY FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000   -13.5%
2001   -28.9%
2002   -11.5%
2003    37.4%
2004    14.0%
2005    15.1%
2006    14.5%
2007    13.6%
2008   -40.8%
2009    37.4%


During the years shown in the bar chart, the highest return for a quarter was 22.6% (quarter ended June 30, 2003) and the lowest return for a quarter was (22.6)% (quarter ended September 30, 2001).



                AVERAGE ANNUAL TOTAL RETURNS
          (FOR THE YEARS ENDED DECEMBER 31, 2009)             PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-----------------------------------------------------------   -------------   ---------------   --------------
   Global Opportunity Fund Class AAA Shares:
   Return Before Taxes ....................................       37.44%           4.05%             0.39%
   Return After Taxes on Distributions ....................       37.22%           4.05%             0.07%
   Return After Taxes on Distributions and Sale of
      Fund Shares .........................................       24.72%           3.55%             0.18%
MSCI AC World Free Index
   (reflects no deduction for fees, expenses or taxes) ....       35.41%           3.64%             0.89%
Lipper Global Multi-Cap Growth Fund Average
   (reflects no deduction for fees, expenses or taxes) ....       43.74%           2.71%             2.94%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Opportunity Fund.

THE PORTFOLIO MANAGER. Mr. Caesar Bryan, Senior Vice President of the Adviser, has served as portfolio manager of the Global Opportunity Fund since 1998.

                   PURCHASE AND SALE OF FUND SHARES, TAXES AND
          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                   (THE "GLOBAL CONVERTIBLE SECURITIES FUND")

                              INVESTMENT OBJECTIVE

The Global Convertible Securities Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

FEES AND EXPENSES OF THE GLOBAL CONVERTIBLE SECURITIES FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Convertible Securities Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) .....................................    None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price, whichever is lower) ...    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ....................................    None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund .....................................................    2.00%
Exchange Fee ...............................................................    None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ............................................................    1.00%
Distribution and Service (Rule 12b-1) Fees .................................    0.25%
Other Expenses .............................................................    2.12%
                                                                               -----
Total Annual Fund Operating Expenses(1) ....................................    3.37%
   Fee Waiver and/or Expense Reimbursement(1) ..............................   (1.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
   Reimbursement(1) ........................................................    2.04%
                                                                               =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Convertible Securities Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00% for Class AAA Shares. This arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Convertible Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$207       $912     $1,641    $3,569

                               PORTFOLIO TURNOVER


The Global Convertible Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Convertible Securities Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Convertible Securities Fund's performance. During the most recent fiscal year, the Global Convertible Securities Fund's portfolio turnover rate was 62% of the average value of its portfolio.

As a global fund, over the course of the next six months, the Global Convertible Securities Fund intends to achieve and maintain thereafter a portfolio in which at least 40% of its total net assets is invested in securities of non-U.S. issuers or related investments thereof.


                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Convertible Securities Fund will invest at least 80% of its net assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. As a "global" fund, the Global Covertible Securities Fund invests in securities of issuers, or related investments thereof, located in at least three countries. Additionally, over the course of the next six months, the Fund intends to achieve and maintain thereafter a portfolio in which at least 40% of its total net assets is invested in securities of non-U.S. issuers or related investments thereof. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include: the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends, and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Global Convertible Securities Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

     -    you are seeking monthly distributions

The Global Convertible Securities Fund's share price will fluctuate with changes in the market value of the Global Convertible Securities Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Global Convertible Securities Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Global Convertible Securities Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Convertible Securities Fund.

Investing in the Global Convertible Securities Fund involves the following risks:


     - LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited.These securities are often
`         referred to in the financial press as "junk bonds."

     - EQUITY RISK. The principal risk of investing in the Global Convertible Securities Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Convertible Securities Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Convertible Securities Fund invests has poor performance or falls out of favor with investors, the Global Convertible Securities Fund could under-perform the stock market or its peers. The Global Convertible Securities Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Convertible Securities Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Convertible Securities Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Convertible Securities Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Convertible Securities Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Convertible Securities Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Convertible Securities Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Convertible Securities Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Convertible Securities Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Convertible Securities Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - LOW CREDIT QUALITY RISK. Because many convertible securities are rated below investment grade, the Global Convertible Securities Fund may invest without limit in securities rated lower than "BBB" by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Global Convertible Securities Fund's NAV.

     - CONVERTIBLE SECURITIES AND CREDIT RISK. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Convertible Securities Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Convertible Securities Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Convertible Securities Fund's expenses which could negatively affect the Global Convertible Securities Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Convertible Securities Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Convertible Securities Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Convertible Securities Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Convertible Securities Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Convertible Securities Fund by showing changes in the Global Convertible Securities Fund's performance from year to year and by showing how the Global Convertible Securities Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Convertible Securities Fund's past performance (before and after taxes) does not predict how the Global Convertible Securities Fund will perform in the future. Both the chart and the table assume reinvestment of distributions. Updated information on the Global Convertible Securities Fund's results can be obtained by visiting www.gabelli.com.

                       GLOBAL CONVERTIBLE SECURITIES FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000   -14.0%
2001   -13.2%
2002    -4.9%
2003    21.5%
2004    11.7%
2005     8.0%
2006     8.4%
2007     2.1%
2008   -43.2%
2009    44.7%


During the years shown in the bar chart, the highest return for a quarter was 18.5% (quarter ended September 30, 2009) and the lowest return for a quarter was (26.4)% (quarter ended December 31, 2008).



            AVERAGE ANNUAL TOTAL RETURNS                 PAST        PAST         PAST
       (FOR THE YEARS ENDED DECEMBER 31, 2009)         ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------   --------   ----------   ---------
Global Convertible Securities Fund Class AAA Shares:
   Return Before Taxes .............................    44.67%      (0.37)%     (0.56)%
   Return After Taxes on Distributions .............    42.80%      (2.35)%     (2.01)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ......................    29.01%      (0.74)%     (0.83)%
MSCI World Free Index (reflects no deduction for
   fees, expenses or taxes) ........................    29.99%       2.01%      (0.24)%
Merrill Lynch Global 300 Convertible Index (reflects
   no deduction for fees, expenses or taxes) .......    36.78%       4.74%       3.43%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Convertible Securities Fund.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as portfolio manager of the Global Convertible Securities Fund since 1994.

     PURCHASE AND SALE OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS
                       AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.


                                OTHER INFORMATION

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.


You can purchase or redeem shares of the Funds on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Global Telecommunications Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.


You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

TAX INFORMATION


The Funds' distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors. For more information, turn to "Tax Information" on page 35.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

              INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
                    INVESTMENT STRATEGIES AND RELATED RISKS

The Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund each primarily seek to provide long-term capital appreciation. The secondary goal of each of the Global Telecommunications Fund, Global Growth Fund and Global Opportunity Fund is to provide current income. The Global Convertible Securities Fund seeks to provide a high level of total return through current income and appreciation of capital.

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Funds' portfolio management teams believe are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value". Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

As global Funds, each Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of each Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof (the Global Convertible Securities Fund to achieve, and maintain thereafter, the 40% result within the next six months).


Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

     -    the underlying value of a company's fixed assets,

     -    the value of a consumer or commercial franchise,

     - changes in the economic or financial environment affecting the company,

     -    new, improved, or unique products or services,

     -    new or rapidly expanding markets,

     - technological developments or advancements affecting the company or its products, or

     - changes in governmental regulations, political climate, or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

     -    a change in the company's management policies,

     -    an investor's purchase of a large portion of the company's stock,

     -    a merger or reorganization or recapitalization of the company,

     -    a sale of a division of the company,

     -    a tender offer (an offer to purchase investors' shares),

     - the spin-off to shareholders of a subsidiary, division, or other substantial assets, or

     - the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' notice prior to any change in this policy.

The Funds may also engage in other investment practices in order to achieve their investment objective. These are briefly discussed in the Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Funds' website at www.gabelli.com.

The Funds may also use the following investment techniques:

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a Fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

     - INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.


     - SMALL CAPITALIZATION RISK. GLOBAL OPPORTUNITY FUND ONLY -- Risk is greater for the securities of small-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



     - SMALL AND MID-CAPITALIZATION RISK. GLOBAL TELECOMMUNICATIONS FUND -- Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



     - MID-CAPITALIZATION RISK. GLOBAL GROWTH FUND ONLY -- Risk is greater for the securities of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

     - INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

          Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations.

          Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds invest may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.


     - LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than "BBB" by S&P or "Caa" or lower by Moody's, or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.


     - CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


     - LOWER RATED SECURITIES. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The Fund may invest up to 25% of its assets in fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds".


     - PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Funds' NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

     - EMERGING MARKETS. GLOBAL GROWTH FUND ONLY--The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Adviser's website at www.gabelli.com.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Funds' Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:


                                     ANNUAL ADVISORY FEE -
                                        CONTRACTUAL RATE        ADVISORY FEE PAID FOR
                                     (AS A PERCENTAGE OF      FISCAL YEAR ENDED 12/31/09
                                       AVERAGE DAILY NET     (AS A PERCENTAGE OF AVERAGE
FUND                                        ASSETS)               DAILY NET ASSETS)
----                                 ---------------------   ---------------------------
Global Telecommunications Fund               1.00%                      1.00%
Global Growth Fund                           1.00%                      1.00%
Global Opportunity Fund                      1.00%                      0.33%*
Global Convertible Securities Fund           1.00%                      0.00%*


----------
*    After reimbursement of expenses to the Fund.


With respect to each of the Global Opportunity Fund and the Global Convertible Securities Fund, the Adviser has contractually agreed to waive investment advisory fees and/or reimburse expenses to the extent necessary to maintain each such Fund's Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00% for its Class AAA Shares. The fee waiver and expense reimbursement arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


In addition, during the two-year period following any waiver or reimbursement by the Adviser, each of the Global Opportunity Fund and the Global Convertible Securities Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00% for its Class AAA Shares.

The Funds' annual reports to shareholders for the period ended December 31, 2009 contain a discussion of the basis of the Board's determinations to continue the investment advisory agreements as described above.

THE PORTFOLIO MANAGERS

GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser and its predecessor since its inception as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer - Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation. Evan Miller, CFA, and Sergey Dluzhevskiy, CPA are on the Global Telecommunications Fund's team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Miller has been an Associate Portfolio Manager and research analyst with the Adviser since 2002. Mr. Dluzhevskiy has been an Associate Portfolio Manager since May 2006 and a research analyst with the Adviser since 2005. Prior to 2005, Mr. Dluzhevskiy was a senior accountant at Deloitte & Touche (1999-2003). Mr. Dluzhevskiy attended the Wharton School, University of Pennsylvania (2003-2005) where he received his MBA in Finance and Accounting.

GLOBAL CONVERTIBLE SECURITIES FUND The day-to-day investment management of the Global Convertible Securities Fund is performed by Mario J. Gabelli.

GLOBAL OPPORTUNITY FUND Caesar Bryan is primarily responsible for the day-to-day investment management of the Global Opportunity Fund. Mr. Bryan is the portfolio manager of the GAMCO Gold Fund and GAMCO International Growth Fund, a Co-Portfolio Manager of the Gabelli Global Gold, Natural Resources and Income Trust, and a Senior Vice President of GAMCO Investors, Inc. since 1994. Kevin Dreyer and Anthony Fritz, CFA are on the Global Opportunity Fund's team and provide research and investment recommendations for the consideration of Mr. Bryan. Mr. Dreyer has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Dreyer was a research analyst with the Adviser since 2005. Before joining the Adviser, Mr. Dreyer attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance. Mr. Fritz has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Fritz was a research analyst with the Adviser since 2005. Prior to 2005, Mr. Fritz attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance.

GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward and Caesar Bryan.


Mr. Ward is the Chief Investment Officer of Growth Products for GAMCO Investors, Inc., has managed the GAMCO Growth Fund since January 1994, and has been a portfolio manager with GAMCO Investors, Inc. since 1994. Mr. Ward and Mr. Bryan are responsible for the day-to-day investment management of the Global Growth Fund.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended ("1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

                               INDEX DESCRIPTIONS


The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD FREE INDEX is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC Word Free Index.



The MSCI AC WORLD TELECOMMUNICATIONS SERVICES INDEX is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Telecommunications Services Index.

The LIPPER GLOBAL MULTI-CAP CORE FUND AVERAGE reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. You cannot invest directly in the Lipper Global Multi-Cap Core Fund Average.



The LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc. You cannot invest directly in the Lipper Global Multi-Cap Growth Fund Average.



The MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX is an unmanaged indicator of investment performance. You cannot invest directly in the Merrill Lynch Global 300 Convertible Index.


                               PURCHASE OF SHARES

You can purchase the Funds' shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar service, or (ii) where Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "[name of Fund]" to:


BY MAIL                 BY PERSONAL OR OVERNIGHT DELIVERY
-------                 ---------------------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                          RE:THE GAMCO ("NAME OF") FUND
                           ACCOUNT #_________________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA Shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements. The Funds also offer other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

RULE 12B-1 PLAN. Each Fund has adopted a distribution plan under Rule 12b-1 (each a "Plan") which authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form subject to a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of a foreign security or securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to its customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund's policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.


     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account excluding an IRA directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Funds will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, any of the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Funds' Board believes that it would be in the best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange.To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554).You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

          - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

          - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

          - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

          -    you may realize a taxable gain or loss;

          - you should be aware that brokers may charge a fee for handling an exchange for you; and

          - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Fund's Transfer Agent, or through a registered broker-dealer.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. YOU may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given written notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV of each Fund's Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business.The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


Each Fund's NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. Each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends quarterly. You may have dividends or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares.You may change this election by notifying the Funds or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to share-holders.There can be no assurance that the Funds will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares of a Fund.

                                TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gain, and/or a return of capital. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at the long-term capital gain rates no matter how long you have owned your shares. The Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the Global Convertible Securities Fund have a significant amount of capital loss carryforwards which are available to offset any future net recognized gains. As a result, Capital Gain Dividends are not expected for 2010, or until the capital loss carryforwards are utilized or expire. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by a Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus.You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                    MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at 800-422-3554 and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds' website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlight tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the return that an investor would have earned or lost on an investment in the Funds' Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in each Fund's annual report, which is available upon request.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:



                               INCOME FROM INVESTMENT OPERATIONS                    DISTRIBUTIONS
                           ----------------------------------------   ---------------------------------------
                                              Net
               Net Asset                 Realized and       Total
   Period        Value,        Net        Unrealized        from          Net        Return
   Ended       Beginning   Investment   Gain (Loss) on   Investment   Investment       of           Total
December 31,   of Period    Income(a)     Investments    Operations     Income     Capital(b)   Distributions
------------   ---------   ----------   --------------   ----------   ----------   ----------   -------------
CLASS AAA
   2009         $15.31        $0.30        $  3.46        $  3.76       $(0.36)       $0.00        $(0.36)
   2008          26.34         0.32         (11.02)        (10.70)       (0.33)          --         (0.33)
   2007          22.46         0.25           3.86           4.11        (0.23)          --         (0.23)
   2006          17.53         0.12           4.95           5.07        (0.14)          --         (0.14)
   2005          17.23         0.16           0.33           0.49        (0.19)          --         (0.19)

                                                                   RATIOS TO AVERAGE NET ASSETS/
                                                                         SUPPLEMENTAL DATA
                                                               ------------------------------------

                            Net Asset             Net Assets
   Period                     Value,                End of         Net                    Portfolio
   Ended       Redemption     End of     Total      Period     Investment    Operating     Turnover
December 31,   Fees(a)(b)     Period    Return+   (in 000's)     Income     Expenses(c)     Rate++
------------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS AAA
   2009           $0.00       $18.71      24.6%    $155,352       1.88%        1.69%           4%
   2008            0.00        15.31     (40.6)     139,761       1.51         1.59            3
   2007            0.00        26.34      18.3      307,368       0.98         1.50           11
   2006            0.00        22.46      28.9      214,436       0.63         1.56            7
   2005            0.00        17.53       2.8      185,870       0.92         1.59            4



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 25%. the portfolio turnover rate for the years ended 2006 and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) The Fund incurred interest expense during the years ended December 31, 2008 and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% and 1.58% respectively. For the years ended December 31, 2009, 2007, and 2006, the effect of interest expense was minimal.

THE GAMCO GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:



                              INCOME FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS
                          ----------------------------------------   ------------------------------------
                                            Net
              Net Asset       Net       Realized and       Total
  Period        Value,    Investment     Unrealized        from          Net       Return
   Ended      Beginning     Income     Gain (Loss) on   Investment   Investment      of         Total
December 31   of Period    (Loss)(a)     Investments    Operations     Income     Capital   Distributions
-----------   ---------   ----------   --------------   ----------   ----------   -------   -------------
CLASS AAA
   2009         $14.91      $(0.05)       $  6.45         $  6.40          --        --           --
   2008          26.89       (0.02)        (11.86)         (11.88)     $(0.10)       --       $(0.10)
   2007          22.93        0.09           3.96            4.05       (0.09)       --        (0.09)
   2006          20.43        0.06           2.50            2.56       (0.06)       --        (0.06)
   2005          17.98        0.02           2.45            2.47       (0.02)       --        (0.02)

                                                                  RATIOS TO AVERAGE NET ASSETS/
                                                                         SUPPLEMENTAL DATA
                                                              ------------------------------------

                           Net Asset             Net Assets       Net
  Period                     Value,                End of     Investment                 Portfolio
   Ended      Redemption     End of     Total      Period       Income      Operating     Turnover
December 31   Fees(a)(b)     Period    Return+   (in 000's)     (Loss)     Expenses(c)     Rate++
-----------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS AAA
   2009          $0.00       $21.31      42.9%    $ 67,292      (0.29)%      1.97%          45%
   2008           0.00        14.91     (44.2)      51,441      (0.07)       1.80(d)        67
   2007           0.00        26.89      17.7      104,421       0.37        1.74           42
   2006           0.00        22.93      12.5      100,883       0.26        1.78           46
   2005           0.00        20.43      13.7      108,433       0.11        1.79(d)        33



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.73%. For the years ended December 31, 2009 and 2008, the effect of interest expense was minimal.



(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2005 would have been 1.79%. For the year ended December 31, 2008, the effect of the custodian fee credits was minimal.

THE GAMCO GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                              INCOME FROM INVESTMENT OPERATIONS                   DISTRIBUTIONS
                          ----------------------------------------   ---------------------------------------
                                            Net
              Net Asset       Net       Realized and       Total
   Period       Value,    Investment     Unrealized        from          Net
   Ended      Beginning     Income     Gain (Loss) on   Investment   Investment    Return of       Total
December 31   of Period    (Loss)(a)     Investments    Operations     Income     Capital(b)   Distributions
-----------   ---------   ----------   --------------   ----------   ----------   ----------   -------------
CLASS AAA
   2009         $12.18      $ 0.02         $ 4.54         $ 4.56     $(0.21)         $0.00       $(0.21)
   2008          20.59        0.14          (8.54)         (8.40)     (0.01)            --        (0.01)
   2007          18.22        0.17           2.31           2.48      (0.11)          0.00        (0.11)
   2006          15.91       (0.08)          2.39           2.31      (0.00)(b)         --        (0.00)(b)
   2005          13.84        0.01           2.08           2.09      (0.02)            --        (0.02)

                                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------

                           Net Asset              Net Assets       Net          Operating        Operating
   Period                    Value,                 End of     Investment       Expenses        Expenses Net   Portfolio
   Ended      Redemption     End of     Total       Period       Income          Before        of Reimburse-   Turnover
December 31   Fees(a)(b)     Period    Return+    (in 000's)     (Loss)     Reimbursement(c)     ment(d)(e)      Rate++
-----------   ----------   ---------   -------   -----------   ----------   ----------------   -------------   ---------
CLASS AAA
   2009          $0.00     $16.53        37.4%     $13,280        0.16%           2.72%            2.05%           8%
   2008           0.00      12.18       (40.8)      11,843        0.83            2.25             2.01           14
   2007           0.00      20.59        13.6       22,507        0.84            2.03             2.03           20
   2006           0.00      18.22        14.5       23,426       (0.44)           2.02             2.02           15
   2005           0.00      15.91        15.1       21,425        0.10            2.04             1.85           26



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007 and $14,200 during 2006, representing previously reimbursed expenses from the Adviser. During the years ended December 31, 2007 and 2006, had such payments not been made, the expense ratios would have been 1.96% and 1.95%.



(d) The Fund incurred interest expense during years ended December 31, 2009, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.04%, 2.00%, 2.00%, 2.00%, and 1.84%. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.01%.



(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2005 would have been 1.84%. For the years ended December 31, 2008, 2007, and 2006, the effect of the custodian fee credits was minimal.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                                            INCOME
                                  FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
                           ----------------------------------------   --------------------------------------------------
                                             Net
               Net Asset      Net        Realized and       Total                      Net
   Period        Value,    Investment     Unrealized        from          Net        Realized     Return
    Ended      Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on        of         Total
December 31,   of Period    (Loss)(a)     Investments    Operations     Income     Investments   Capital   Distributions
------------   ---------   ----------   --------------   ----------   ----------   -----------   -------   -------------
CLASS AAA
   2009          $2.62       $ 0.12         $ 1.03         $ 1.15       $(0.13)          --          --       $(0.13)
   2008           4.77         0.08          (2.11)         (2.03)       (0.12)          --          --        (0.12)
   2007           5.48        (0.04)          0.16           0.12        (0.19)      $(0.51)     $(0.13)       (0.83)
   2006           6.22         0.08           0.44           0.52        (0.10)       (1.16)         --        (1.26)
   2005           6.26         0.04           0.40           0.44        (0.17)       (0.32)         --        (0.49)

                                                                                     RATIOS TO AVERAGE
                                                                               NET ASSETS/SUPPLEMENTAL DATA
                                                  -------------------------------------------------------------------------

                            Net Asset             Net Assets      Net         Operating          Operating
   Period                     Value,                End of     Investment      Expenses          Expenses         Portfolio
    Ended      Redemption     End of     Total      Period       Income         Before            Net of           Turnover
December 31,     Fees(a)      Period    Return+   (in 000's)     (Loss)     Reimbursement   Reimbursement(b)(c)     Rate++
------------   ----------   ---------   -------   ----------   ----------   -------------   -------------------   ---------
CLASS AAA
   2009         $0.00(d)      $3.64       44.7%    $ 7,681        3.87%         3.37%              2.04%              62%
   2008          0.00(d)       2.62      (43.2)      4,000        1.88          3.38               2.02              110
   2007          0.00(d)       4.77        2.1       9,294       (0.70)         2.46               2.12              141
   2006          0.00(d)       5.48        8.4      10,691        1.21          2.14               2.03              130
   2005          0.01          6.22        8.0      13,781        0.63          2.11               2.03               58



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, and 2.00%. For the year ended December 31, 2009, the effect of the interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.00%.



(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the years ended December 31, 2006 and 2005 would have been 2.02% and 2.03%. For the years ended December 31, 2008 and 2007, the effect of the custodian fee credits was minimal. For the year ended December 31, 2009, there were no custodian fee credits.



(d)  Amount represents less than $0.005 per share.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The GAMCO/Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company which has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                        GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

        You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information, and discuss your questions about the Fund by
               mail, toll-free phone, or the Internet as follows:

                         GAMCO Global Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Funds' prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C.You can get text-only copies:

     -    Free from the Funds' website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-07896)